                                      EXHIBIT 10.1

                                                                  EXECUTION COPY

                               PURCHASE AGREEMENT

                                     between

                        ADVANTA AUTO FINANCE CORPORATION
                                     Seller

                                       and

                        ADVANTA AUTO RECEIVABLES CORP. I
                                    Purchaser

                                   dated as of

                                  March 1, 1997

                                TABLE OF CONTENTS

                                                                                                      Page
                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1          General..................................................................  1
         SECTION 1.2          Specific Terms...........................................................  1
         SECTION 1.3          Usage of Terms...........................................................  3
         SECTION 1.4          Certain References.......................................................  4
         SECTION 1.5          No Recourse..............................................................  4
         SECTION 1.6          Action by or Consent of Noteholders and
                              Certificateholders.......................................................  4

         SECTION 1.7          Material Adverse Effect..................................................  4

                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES

                         AND THE OTHER CONVEYED PROPERTY

         SECTION 2.1          Conveyance of the Initial Receivables and the Initial
                              Other Conveyed Property..................................................  5

         SECTION 2.2          Conveyance of the Subsequent Receivables and the
                              Subsequent Other Conveyed Property.......................................  6


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1          Representations and Warranties of Seller.................................  7
         SECTION 3.2          Representations and Warranties of Purchaser..............................  9

                                   ARTICLE IV

                               COVENANTS OF SELLER

         SECTION 4.1          Protection of Title of Purchaser......................................... 12
         SECTION 4.2          Other Liens or Interests................................................. 13
         SECTION 4.3          Costs and Expenses....................................................... 13
         SECTION 4.4          Indemnification.......................................................... 14



                                    ARTICLE V

                                   REPURCHASES

         SECTION 5.1          Repurchase of Receivables Upon Breach of Warranty........................ 16
         SECTION 5.2          Reassignment of Purchased Receivables.................................... 16
         SECTION 5.3          Waivers.................................................................. 17

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1          Liability of Seller...................................................... 17
         SECTION 6.2          Merger or Consolidation of Seller or Purchaser........................... 17
         SECTION 6.3          Limitation on Liability of Seller and Others............................. 18
         SECTION 6.4          Seller May Own Notes or Certificates..................................... 18
         SECTION 6.5          Amendment................................................................ 18
         SECTION 6.6          Notices.................................................................. 19
         SECTION 6.7          Merger and Integration................................................... 19
         SECTION 6.8          Severability of Provisions............................................... 20
         SECTION 6.9          Intention of the Parties................................................. 20
         SECTION 6.10         Governing Law............................................................ 20
         SECTION 6.11         Counterparts............................................................. 20
         SECTION 6.12         Conveyance of the Receivables and the Other

                              Conveyed Property to the Issuer.......................................... 20

         SECTION 6.13         Nonpetition Covenant..................................................... 21

                                    EXHIBITS

         EXHIBIT A            Form of Subsequent Purchase Agreement
         SCHEDULE A           Schedule of Receivables
         SCHEDULE B           Representations and Warranties of the Seller

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT, dated as of March 1, 1997, executed between Advanta Auto Receivables Corp. I, a Nevada corporation, as purchaser ("Purchaser"), and Advanta Auto Finance Corporation, a Nevada corporation, as seller ("Seller").

                              W I T N E S S E T H :

                  WHEREAS, Purchaser has agreed to purchase from Seller, and Seller, pursuant to this Agreement, is transferring to Purchaser the Initial Receivables and Other Conveyed Property, and with respect to the Subsequent Receivables will transfer on the related Subsequent Transfer Date, the Subsequent Receivables and the Subsequent Other Conveyed Property.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1 General. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement dated as of March 1, 1997, by and among the Seller, in its capacity as Master Servicer, Advanta Automobile Receivables Trust 1997-1, as Issuer, the Purchaser, as Seller and Bankers Trust Company, as Indenture Trustee and Trust Collateral Agent.

                  SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:


                  "Agreement" means this Purchase Agreement and all amendments hereof and supplements hereto.

                  "Closing Date" means March 31, 1997.

                  "Indenture Trustee" means Bankers Trust Company, and any successor Indenture Trustee appointed and acting pursuant to the Indenture.

                  "Initial Other Conveyed Property" means all monies, instruments, rights and other property conveyed by the Seller to the Purchaser pursuant to this Agreement other than the Initial Receivables.

                  "Initial Receivables" means the Receivables listed on the Schedule of Receivables attached hereto as Schedule A.

                  "Issuer" means Advanta Automobile Receivables Trust 1997-1.

                  "Other Conveyed Property" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture (including all property and interests granted to the Trust Collateral Agent), including all proceeds thereof, other than the Receivables.

                  "Owner Trustee" means Wilmington Trust Company, as Owner Trustee appointed and acting pursuant to the Trust Agreement.

                  "Receivables" means the Initial Receivables and the Subsequent Receivables.

                  "Related Documents" means any Subsequent Purchase Agreement, the Notes, the Certificates, the Custodian Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Policy, the Spread Account Agreement, the Spread Account Agreement Supplement, the Insurance Agreement, the Indemnification Agreement and the Underwriting Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

                  "Repurchase Event" means the occurrence of a breach of any of Seller's representations and warranties hereunder or any other event which requires the repurchase of a Receivable by Seller under the Sale and Servicing Agreement.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement referred to in Section 1.1 hereof.

                  "Schedule of Receivables" means the schedule of Initial Receivables sold and transferred pursuant to this Agreement which is attached hereto as Schedule A.


                  "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

                  "Security Majority" means a majority by principal amount of the Noteholders so long as the Notes are outstanding and a majority by principal amount of the Certificateholders thereafter.

                  "Subsequent Cutoff Date" means the opening of business on the first day of the calendar month in which particular Subsequent Receivables are conveyed to the Purchaser pursuant to this Agreement.

                  "Subsequent Other Conveyed Property" means all property conveyed by the Seller to the Purchaser pursuant to the Subsequent Purchase Agreement other than the Subsequent Receivables.

                  "Subsequent Purchase Agreement" means an agreement by and between the Seller and the Purchaser pursuant to which the Purchaser will acquire Subsequent Receivables.

                  "Subsequent Receivables" means the Receivables transferred to the Purchaser pursuant to Section 2.2, which shall be listed on Schedule A to the related Subsequent Purchase Agreement.

                  "Subsequent Transfer Date" means, with respect to Subsequent Receivables, any date, occurring not more frequently than once a month, during the Pre- Funding Period on which Subsequent Receivables are to be transferred to the Purchaser pursuant to this Agreement, and a Subsequent Purchase Agreement is executed and delivered.

                  "Trust Collateral Agent" means Bankers Trust Company, as trust collateral agent and any successor trust collateral agent appointed and acting pursuant to the Sale and Servicing Agreement.

                  "Trustee" means Bankers Trust Company, as Indenture Trustee appointed and acting pursuant to the Sale and Servicing Agreement.

                  "Unaffiliated Originator" means any third party originator or owner of Receivables.

                  SECTION 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this

Agreement or the Sale and Servicing Agreement; references to Persons include their permitted successors and assigns; the terms "include" or "including" mean "include without limitation" or "including without limitation; "the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of Schedules and Exhibits to this Agreement.

                  SECTION 1.4 Certain References. All references to the Principal Balance of a Receivable as of any date of determination shall refer to the close of business on such day, or as of the first day of a Monthly Period shall refer to the opening of business on such day. All references to the last day of a Monthly Period shall refer to the close of business on such day.

                  SECTION 1.5 No Recourse. Without limiting the obligations of Seller hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of Seller, or of any predecessor or successor of Seller.

                  SECTION 1.6 Action by or Consent of Noteholders and Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders or Certificateholders, such provision shall be deemed to refer to the Certificateholder or Noteholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders or Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders or Certificateholders, any Note or Certificate registered in the name of the Seller or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes or Certificates which the Owner Trustee, the Indenture Trustee or the Trust Collateral Agent, respectively, knows to be so owned shall be so disregarded.

                  SECTION 1.7 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Certificateholders, the Noteholders or the Trust (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Trust, the Noteholders, the

Certificateholders or the Insurer (or any similar or analogous determination), such determination shall be made by the Insurer in its reasonable discretion and after notifying the Trustee and the Seller of such potential breach or (x) if an Insurer Default shall have occurred and be continuing, or (y) upon (i) the expiration of the Policy in accordance with the terms thereof and (ii) the payment of all amounts owing to the Insurer under the Sale and Servicing Agreement and the Insurance Agreement, by a Security Majority.

                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

                  SECTION 2.1 Conveyance of the Initial Receivables and the Initial Other Conveyed Property.

                  (a) Subject to the terms and conditions of this Agreement, Seller hereby sells, transfers, assigns, and otherwise conveys to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of Seller in and to:

                  (i) the Initial Receivables and all monies paid or payable thereon on or after the Initial Cutoff Date (including amounts due on or before the Initial Cutoff Date but received by the Seller on or after the Initial Cutoff Date);

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Initial Receivables and any other interest of the Seller in such Financed Vehicles;

                  (iii) any proceeds and the right to receive proceeds with respect to the Initial Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables and any proceeds from the liquidation of the Initial Receivables;

                  (iv) all rights of the Seller against Dealers pursuant to
         Dealer  Agreements,   Dealer  Assignments or Unaffiliated Originator
         Receivables

         Purchase Agreements;

                  (v) all rights under any Service Contracts on the related Financed Vehicles;


                  (vi) the related Receivables Files and any and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

                  (vii) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Purchaser pursuant to liquidation of such Receivable;

                  (viii) the proceeds of any and all of the foregoing.

                  It is the intention of Seller and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Initial Receivables and the Initial Other Conveyed Property from Seller to Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Initial Receivables and the Initial Other Conveyed Property shall not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy or similar law.

                  (b) Simultaneously with the conveyance of the Initial Receivables and the Initial Other Conveyed Property to Purchaser, Purchaser has paid or caused to be paid to or upon the order of Seller an amount equal to the book value of the Initial Receivables on the books and records of the Seller, by wire transfer of immediately available funds.

                  SECTION 2.2 Conveyance of the Subsequent Receivables and the Subsequent Other Conveyed Property.

                  (a) On each Subsequent Transfer Date and simultaneously with the execution and delivery of the related Subsequent Purchase Agreement, the Seller shall sell, transfer, assign, and otherwise convey to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser shall purchase, all right, title and interest of Seller in and to:

                  (i) the Subsequent Receivables listed on Schedule A to the related Subsequent Transfer Agreement and all monies paid or payable thereon on or after the related Subsequent Transfer Date (including amounts due on or before the Subsequent Cutoff Date but received by the Seller on or after the Subsequent Cutoff Date);

                  (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;


                  (iii) any proceeds and the right to receive proceeds with respect to such Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors, including rebating of insurance premiums relating to the Receivables, and any proceeds from the liquidation of the Subsequent Receivables;

                  (iv) all rights of the Seller against the Dealers pursuant to Dealer Agreements; Dealer Assignments or Unaffiliated Originator Receivables Purchase Agreements;

                  (v) all rights under any Service Contracts on the related Financed Vehicles:

                  (vi) the related Receivables Files; and any and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;

                  (vii) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Purchaser pursuant to liquidation of such Receivable;

                  (viii) the proceeds of any and all of the foregoing.

                  It is the intention of Seller and Purchaser that the transfer and assignment contemplated by such Agreement shall constitute a sale of the Subsequent Receivables and the Subsequent Other Conveyed Property from Seller to Purchaser, conveying good title thereto free and clear of any liens, and the beneficial interest in and title to the Subsequent Receivables and the Subsequent Other Conveyed Property shall not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy or similar law.

                  (b) Simultaneously with the conveyance of the Subsequent Receivables and the Subsequent Other Conveyed Property to Purchaser, Purchaser shall pay or cause to be paid to or upon the order of Seller an amount equal to the book value of the Subsequent Receivables on the books and records of the Seller, by wire transfer of immediately available funds.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


                  SECTION 3.1 Representations and Warranties of Seller. Seller makes the following representations and warranties as of the date hereof and as of the Subsequent Transfer Date, as the case may be, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Issuer under the Sale and Servicing Agreement and on which the Insurer will rely in issuing the Policy. Such representations are made as of the execution and delivery of this Agreement and as of the execution and delivery of any Subsequent Purchase Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and under any Subsequent Purchase Agreement, and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement. Seller and Purchaser agree that Purchaser will assign to Issuer all Purchaser's rights under this Agreement and that the Indenture Trustee will thereafter be entitled to enforce this Agreement against Seller in the Indenture Trustee's own name on behalf of the Securityholders.

                  (i) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations with respect to the Initial Receivables as of the date hereof, and with respect to the Subsequent Receivables as of the related Subsequent Transfer Date, are true and correct.

                  (ii) Organization and Good Standing. Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property to be transferred to Purchaser.

                  (iii) Due Qualification. Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

                  (iv) Power and Authority. Seller has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and Seller's Related

         Documents have been duly authorized by Seller by all necessary corporate action.

                  (v) Valid Sale; Binding Obligations. This Agreement and Seller's Related Documents have been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Purchaser, enforceable against Seller and creditors of and purchasers from Seller; and this Agreement and Seller's Related Documents constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (vi) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, the articles of incorporation or bylaws of Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, the Spread Account Agreement, the Sale and Servicing Agreement and the Indenture, or violate any law, order, rule or regulation applicable to Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Seller or any of its properties.

                  (vii) No Proceedings. There are no proceedings or investigations pending or, to Seller's knowledge, threatened against Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) seeking to affect adversely the federal income tax or other federal, state or local tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or under the Sale and Servicing Agreement.


                  (viii) Chief Executive Office. The chief executive office of Seller is located at Four Horsham Business Center, 300 Welsh Road, Building Four, Horsham, PA 19044.

                  (ix) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

                  (x) Approvals. All approvals, authorizations, consents, order or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby or will be taken or obtained on or prior to the Closing Date.

                  SECTION 3.2 Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties, on which Seller relies in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder and the sale, transfer and assignment thereof by Purchaser to the Issuer under the Sale and Servicing Agreement.

                  (i) Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                  (ii) Due Qualification. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Receivables or the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Purchaser's Related Documents.


                  (iii) Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action.

                  (iv) No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

                  (v) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

                  (vi) No Violation. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement and the Spread Account
         Agreement and the Indenture), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

                  (vii) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or the transfer of the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                  (viii) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby or will be taken or obtained on or prior to the Closing Date.

                  In the event of any breach of a representation and warranty made by Purchaser hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, Certificates, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser, Issuer or by the Indenture Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholders.

                                   ARTICLE IV

                               COVENANTS OF SELLER

                  SECTION 4.1            Protection of Title of Purchaser.

                  (a) At or prior to the Closing Date, Seller shall have filed or caused to be filed a UCC-1 financing statement, executed by Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Initial Receivables and the Initial Other Conveyed Property being sold by it to Purchaser as collateral, with the office of the Secretary of State of the State of Nevada and in such other locations as Purchaser shall have required and as shall be necessary to perfect the security interest of Purchaser in the collateral. At or prior to any Subsequent Transfer Date, the Seller shall file or cause to be filed a UCC-1 financing statement executed by the Seller, as seller or debtor, naming the Purchaser as purchaser or secured party and describing the Subsequent Receivables and the Subsequent Other Conveyed Property being sold by it to the Purchaser as collateral, with the office of the

Secretary of State of the State of Nevada and in such other locations as Purchaser shall require and shall be necessary to perfect the security interest of Purchaser in the collateral. From time to time thereafter, Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Issuer under the Sale and Servicing Agreement and of the Trust Collateral Agent under the Indenture in the Receivables and the Other Conveyed Property and in the proceeds thereof. Seller shall deliver (or cause to be delivered) to Purchaser, the Trust Collateral Agent and the Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that Seller fails to perform its obligations under this subsection, Purchaser, Issuer or the Trust Collateral Agent may do so, at the expense of Seller.

                  (b) Seller shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by Seller (or by Purchaser, Issuer or the Trust Collateral Agent on behalf of Seller) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given Purchaser, Issuer and the Trust Collateral Agent at least 30 days' prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

                  (c) Seller shall give Purchaser, the Issuer, the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Trust Collateral Agent at least 30 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

                  (d) Prior to the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date, Seller has maintained accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time as of or prior to the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date, the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the Principal Balance as of the Closing Date and with respect to Subsequent Receivables, the Subsequent Transfer Date. Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Purchaser, and the conveyance of the Receivables by Purchaser to the Issuer, Seller's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable has been sold to Purchaser and has been conveyed by Purchaser to the Issuer. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on Seller's computer systems when, and only when, the Receivable shall become a Purchased Receivable or shall have been paid in full.

                  (e) If at any time Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle receivables to any prospective purchaser, lender or other transferee, Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable (other than a Purchased Receivable), shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to Issuer, and is owned by the Issuer.

                  SECTION 4.2 Other Liens or Interests. Except for the conveyances hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and Seller shall defend the right, title, and interest of Purchaser and the Issuer in and to the Receivables and the Other Conveyed Property against all claims of third parties claiming through or under Seller.

                  SECTION 4.3 Costs and Expenses. Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and under its Related Documents.

                  SECTION 4.4            Indemnification.

                  (a) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of Seller's representations and warranties contained herein.

                  (b) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership or operation by Seller or any affiliate thereof of a Financed Vehicle.

                  (c) Seller shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the

Owner Trustee, the Noteholders and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or failed to be taken, by it in respect of any portion of the Receivables other than in accordance with this Agreement or the Sale and Servicing Agreement.

                  (d) Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any taxes that may at any time be asserted against Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Receivables and the Other Conveyed Property to Purchaser and by Purchaser to the Issuer or the issuance and original sale of the Notes or the Certificates, or asserted with respect to ownership of the Receivables and Other Conveyed Property which shall be indemnified by Seller pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Notes or the Certificates or transfer taxes arising in connection with the transfer of the Notes or the Certificates) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

                  (e) Seller agrees to pay, and to indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder and under any Subsequent Purchase Agreement and the conveyance or ownership of the

Receivables under the Sale and Servicing Agreement or the issuance and original sale of the Notes or the Certificates, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with the transfer of the Notes or the Certificates) and costs and expenses in defending against the same, arising by reason of the acts to be performed by Seller under this Agreement or imposed against such Persons.

                  (f) Seller shall defend, indemnify, and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any of such Persons through the negligence, willful misfeasance, or bad faith of Seller in the performance of its duties under this Agreement or by reason of reckless disregard of Seller's obligations and duties under this Agreement.

                  (g) Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of the violation by Seller of federal or state securities laws in connection with the registration or the sale of the Notes or the Certificates.

                  (h) Seller shall indemnify, defend and hold harmless Purchaser, the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders from and against any loss, liability or expense imposed upon, or incurred by, any of such Persons as result of the failure of any Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

                  (i) Seller shall defend, indemnify, and hold harmless Purchaser from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with the acceptance or performance of Seller's trusts and duties as Master Servicer under the Sale and Servicing Agreement, except to the extent that such cost, expense, loss, claim, damage, or liability shall be due to the willful misfeasance, bad faith, or negligence (except for errors in judgment) of Purchaser.

                  Indemnification under this Section 4.4 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of the Notes and the Certificates. The indemnity obligations hereunder shall be in addition to any obligation that Seller may otherwise have.

                                    ARTICLE V

                                   REPURCHASES

                  SECTION 5.1 Repurchase of Receivables Upon Breach of Warranty. Upon the occurrence of a Repurchase Event, Seller shall, unless the breach which is the subject of such Repurchase Event shall have been cured in all material respects, repurchase the Receivable relating thereto from the Issuer by the last day of the first full calendar month following the discovery by the Seller of receipt by the Seller of notice of such breach and, simultaneously with the repurchase of the Receivable, Seller shall deposit the Purchase Amount in full, without deduction or offset, to the Collection Account, pursuant to Section 3.2 of the Sale and Servicing Agreement. It is understood and agreed that, except as set forth in Section 6.1 hereof, the obligation of Seller to repurchase any Receivable, as to which a breach occurred and is continuing, shall, if such obligation is fulfilled, constitute the sole remedy against Seller for such breach available to Purchaser, the Issuer, the Insurer, the Noteholders, the

Certificateholders, the Trust Collateral Agent on behalf of the Noteholders or the Owner Trustee on behalf of Certificateholders. The provisions of this
Section 5.1 are intended to grant the Issuer and the Trust Collateral Agent a direct right against Seller to demand performance hereunder, and in connection therewith, Seller waives any requirement of prior demand against Purchaser with respect to such repurchase obligation. Any such repurchase shall take place in the manner specified in Section 3.2 of the Sale and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Sale and Servicing Agreement to the contrary, the obligation of Seller under this Section shall not terminate upon a termination of Seller as Master Servicer under the Sale and Servicing Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Master Servicer or Purchaser to perform any of their respective obligations with respect to such Receivable under the Sale and Servicing Agreement.

                  In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by Seller, Seller shall indemnify the Issuer, the Trust Collateral Agent, the Indenture Trustee, the Owner Trustee, the Insurer, the Noteholders and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such Repurchase Events.

                  SECTION 5.2 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by Seller under Section 5.1 hereof, Purchaser and the Issuer shall take such steps as may be reasonably requested by Seller in order to assign to Seller all of Purchaser's and the Issuer's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser and the Issuer directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of Purchaser or the

Issuer. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, Purchaser and the Issuer shall, at the expense of Seller, take such steps as Seller deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or in the Issuer's name.

                  SECTION 5.3 Waivers. No failure or delay on the part of Purchaser, or the Issuer as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.


                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.1 Liability of Seller. Seller shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by Seller and the representations and warranties of Seller.

                  SECTION 6.2 Merger or Consolidation of Seller or Purchaser.
Any corporation or other entity (i) into which Seller or Purchaser may be merged or consolidated, (ii) resulting from any merger or consolidation to which Seller or Purchaser is a party or (iii) succeeding to the business of Seller or Purchaser, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser's certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of Seller or Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to Seller or Purchaser, as the case may be, hereunder (without relieving Seller or Purchaser of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further action by any of the parties to this Agreement. Notwithstanding the foregoing, so long as an Insurer Default shall not have occurred and be continuing, Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to Purchaser's business without the prior written consent of the Insurer. Seller or Purchaser shall promptly inform the other party, the Issuer, the Trust Collateral Agent, the Owner Trustee and, so long as an Insurer Default shall not have occurred and be continuing, the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.2 of this Agreement shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) Seller or Purchaser, as applicable, shall have delivered written notice of such consolidation, merger or purchase and assumption to the Rating Agencies prior to the consummation of such transaction and shall have delivered to the Issuer and the Trust Collateral Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) Seller or Purchaser, as applicable, shall have delivered to the Issuer and the Trust Collateral Agent an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer and the Trust Collateral Agent in the Receivables and reciting the details of the filings or
(B) no such action shall be necessary to preserve and protect such interest.

                  SECTION 6.3 Limitation on Liability of Seller and Others. Seller and any director, officer, employee or agent may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

                  SECTION 6.4 Seller May Own Notes or Certificates. Subject to the provisions of the Sale and Servicing Agreement, Seller and any Affiliate of Seller may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not Seller or an Affiliate thereof.

                  SECTION 6.5 Amendment.

                  (a) This Agreement may be amended by Seller and Purchaser with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Trust Collateral Agent, the Owner Trustee or any of the Certificateholders or Noteholders (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Certificateholder or Noteholder.

                  (b) This Agreement may also be amended from time to time by Seller and Purchaser, with the prior written consent of the Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Trust

Collateral Agent and, if required, a Security Majority in accordance with the Sale and Servicing Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders or Noteholders; provided, however, the Seller provides the Trust Collateral Agent with an Opinion of Counsel, (which may be provided by the Seller's internal counsel) that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate.

                  (c) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders or Noteholders shall be subject to such reasonable requirements as the Trust Collateral Agent may prescribe, including the establishment of record dates. The consent of a Holder of a Certificate or a Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate or Note and of any Certificate or Note issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate or Note.

                  Prior to the execution of any amendment to this Agreement, the Trustee, the Trust Collateral Agent, if requested, shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

                  SECTION 6.6 Notices. All demands, notices and communications to Seller or Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Seller, to Advanta Auto Finance Corporation, Four Horsham Business Center, 300 Welsh Road Building Four, Horsham, PA 19044, Attention: Legal Department, or (b) in the case of Purchaser, to Advanta Auto Receivables Corp. I, 1325 Airmotive Way, Suite 130, Reno, Nevada 89502 or such other address as shall be designated by a party in a written notice delivered to the other party or to the Issuer, Owner Trustee or the Trust Collateral Agent, as applicable.

                  SECTION 6.7 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 6.8 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 6.9 Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by Seller and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property, conveying good title thereto free and clear of any Liens, from Seller to Purchaser, and that the Receivables and the Other Conveyed Property shall not be a part of Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to Seller. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Issuer, the Noteholders or the Certificateholders to Seller, the parties intend that Seller shall have granted to Purchaser a security interest in all of Seller's right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section 2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

                  SECTION 6.10 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                  SECTION 6.11 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  SECTION 6.12 Conveyance of the Receivables and the Other Conveyed Property to the Issuer. Seller acknowledges that Purchaser intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the date hereof and on the Subsequent Transfer Date in the case of Subsequent Receivables. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the

Noteholders and the Certificateholders and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders (notwithstanding any failure by the Master Servicer, or the Purchaser to perform their respective duties and obligations hereunder or under Related Documents) and that the Trust Collateral Agent may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the Insurer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders.


                  SECTION 6.13 Nonpetition Covenant. Neither Purchaser nor Seller shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or the Issuer or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Issuer.

                  IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            ADVANTA AUTO FINANCE CORPORATION,
                                            as Seller

                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

                                            ADVANTA AUTO RECEIVABLES CORP. I,
                                            as Purchaser

                                            By
                                              ----------------------------------
                                              Name:
                                              Title:

Acknowledged and Accepted:

BANKERS TRUST COMPANY,
As Trustee and Trust Collateral Agent

By
  --------------------------------------
  Name:
  Title:

                                   SCHEDULE A

                             SCHEDULE OF RECEIVABLES

                                   SCHEDULE B

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         1. Characteristics of Receivables. Each Receivable (A) was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with either (i) the Seller's credit policies or (ii) credit policies which were reviewed by the Seller prior to a purchase of a Receivable by the Seller and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased, directly or indirectly, by an Unaffiliated Originator from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with an Unaffiliated Originator and was validly assigned by such Dealer to an Unaffiliated Originator pursuant to a Dealer Assignment and then validly assigned by an Unaffiliated Originator to the Seller (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (D) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File relating thereto.

         2. No Fraud or Misrepresentation. Each Receivable was (A) originated by a Dealer, (B) and was sold by the Dealer, directly or indirectly, to an Unaffiliated Originator, (C) was sold by an Unaffiliated Originator to the Seller and by the Seller to the Purchaser without any fraud or misrepresentation in any case.

         3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables, each and every sale of Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

         4. Origination.  Each Receivable was originated in the United
States and materially conforms to all requirements of the "Dealer Underwriting Guide" applicable to such Receivable at the time of origination, or with respect to Receivables assigned to the Seller, at the time of such assignment.

         5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

         6. No Government Obligor.  No Obligor is the United States of
America or any State or any agency, department, subdivision or instrumentality thereof.

         7. Obligor Bankruptcy. At the related Cutoff Date, no Obligor had been identified on the records of the Seller as being the subject of a current bankruptcy proceeding.

         8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the related Cutoff Date.

         9. Marking Records. By the Closing Date or Subsequent Transfer Date, as applicable, the Seller will have caused the portions of the Electronic Ledger relating to the Receivables to be clearly and unambiguously identified to show that the Receivables have been sold to the Purchaser by the Seller and resold by the Purchaser to the Trust in accordance with the terms of the Sale and Servicing Agreement.

         10. Computer Tape. The Computer Tape made available by the Seller to the Purchaser on the Closing Date or Subsequent Transfer Date, as applicable, was complete and accurate as of the related Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

         11. Adverse Selection. No selection procedures adverse to the Securityholders or the Insurer were utilized in selecting the Receivables from those receivables owned by the Purchaser or purchased by the Seller from Unaffiliated Originators which met the selection criteria contained in the Sale and Servicing Agreement.

         12. Chattel Paper. The Receivables constitute chattel paper within the meaning of the UCC as in effect in the States of Texas and New York.

         13. One Original. There is only one original executed copy of each Receivable.

         14. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (a) a fully executed original of the Receivable, (b) the original, or in certain specific instances, a copy of the original, Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by the Unaffiliated Originator to the Seller and by the Seller to the Purchaser and an assignment of the Lien Certificate executed by the Purchaser to the Trustee and (c) an original credit application signed by the Obligor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (a), (b) and (c) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Receivable File for each Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guide as in effect at the time of purchase is in the possession of the Master Servicer or its bailee.

         15. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         16. Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Securities. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

         17. Good Title. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser and the Issuer; immediately prior to the conveyance of the Receivables to the Purchaser pursuant to this Agreement or Subsequent Transfer Agreement, as applicable, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Purchaser shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements,

Dealer Assignments or Unaffiliated Originator Receivables Purchase Agreements or to payments due under such Receivables.

         18. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of the Seller, the Trust Collateral Agent or an Unaffiliated Originator in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date or Subsequent Transfer Date, as applicable, and will show the Seller, the Trust Collateral Agent or an Unaffiliated Originator named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related Dealer that such Lien Certificate showing the Seller, the Trust Collateral Agent or an Unaffiliated Originator as first lienholder has been applied for and (i) the Unaffiliated Originator's security interest has been validly assigned to the Seller, pursuant to the Unaffiliated Originator Receivables Purchase Agreement, if applicable and (ii) the Seller's security interest has been validly assigned to the Purchaser pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof by the Seller to the Purchaser and from the Purchaser to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the Cutoff Date). As of the related Cutoff Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show the Seller, the Trust Collateral Agent or an Unaffiliated Originator as the Original Secured Party under the related Receivable.

         19. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

         20. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust, the Purchaser, the Insurer, the Trustee, the Trust Collateral Agent and the Securityholders in any Receivable or the proceeds thereof.

         21. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

         22. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

         23. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 59 days as of the Cut-Off Date and other than payment delinquencies of more than 59 days which have been cured and which the Obligor of such Receivable has had no further delinquency of more than 59 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the related Cutoff Date no Financed Vehicle had been repossessed.

         24. Insurance. At the time of origination of each Receivable, the related Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of, excluding any deductible, (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming the Seller or an Unaffiliated Originator and its successors and assigns as loss payee and
(iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming the Seller or an Unaffiliated Originator and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cutoff Date.

         25. Certain Characteristics of Initial Receivables. (i) Each Receivable had a remaining maturity, as of the Cutoff Date, of at least 7 months but not more than 60 months; (ii) each Receivable had an original maturity of at least 24 months but not more 72 months; (iii) each Receivable had an original principal balance of at least $3,000 and not more than $70,000; (iv) each

Receivable had a principal balance as of the Cutoff Date of at least $500 and not more than $70,000; (v) each Receivable has an Annual Percentage Rate of at least 11.95% and not more than 30.00%; (vi) no Receivable was more than 59 days past due as of the Cutoff Date; (vii) no funds have been advanced by the Seller, the Master Servicer, any Unaffiliated Originator, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (vi) of this clause 25; (viii) no Receivable has a final scheduled payment date after June, 2003; (ix) the principal balance of each Receivable set forth in the Schedule of Receivables is true and accurate as of the Cutoff Date and (x) as of the Cutoff Date, approximately 84.46% by the aggregate principal balance of the Initial Receivables is attributable to loans for the purchase of used financed vehicles.

                                                                      EXHIBIT A

                      FORM OF SUBSEQUENT PURCHASE AGREEMENT

                  Transfer No. 1 of Subsequent Receivables, dated as of ___________________, pursuant to a Purchase Agreement (the "Purchase Agreement") dated as of March 1, 1997, between Advanta Auto Finance Corporation, a Nevada corporation (the "Seller") and Advanta Auto Receivables Corp. I, a Nevada corporation (the "Purchaser").

                              W I T N E S S E T H:

                  WHEREAS pursuant to the Purchase Agreement, the Seller wishes to convey the Subsequent Receivables to the Purchaser; and

                  WHEREAS, the Purchaser is willing to accept such conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

                  1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement unless otherwise defined herein.

                  "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, __________________________.


                  "Subsequent Transfer Date" shall mean. with respect to the Subsequent Receivables conveyed hereby, ________________________.

                  2. Schedule of Receivables. Annexed hereto is a supplement to Schedule A to the Purchase Agreement listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Agreement on the Subsequent Transfer Date.

                  3. Conveyance of Subsequent Receivables. In consideration of the Purchaser's delivery to or upon the order of the Seller of $_______________________, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as expressly provided in the Purchase Agreement), all right, title and interest of the Seller in and to:

                  (a) the Subsequent Receivables and all monies paid or payable thereon, on and after the related Subsequent Cutoff Date (including amounts due on or before the Subsequent Cutoff Date but received by the Seller after the Subsequent Cutoff Date);

                  (b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles;

                  (c) any proceeds and the right to receive proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the related Financed Vehicles or Obligors including rebating of premiums relating to the Receivables, and any proceeds from the liquidation of the Subsequent Receivables;

                  (d) all rights of the Seller against the Dealers or the Unaffiliated Originators pursuant to Dealer Agreements; Dealer Assignments; or Unaffiliated Originator Receivables Purchase Agreements;

                  (e) the related Receivables Files and any and all other documents that the Seller keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financing Vehicles;

                  (f) the proceeds of any and all of the foregoing;

                  (g) all rights under any Service Contracts on the related Financed Vehicles; and

                  (h) property (including the right to receive future Net Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivables.


                  4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the date of this Agreement and as of the Subsequent Transfer Date that:

                  (a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached as Schedule B to the Purchase Agreement are true and correct.

                  (b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell
the  Subsequent   Receivables  and  the  Subsequent   Other  Conveyed   Property
transferred to the Purchaser.

                  (c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller's ability to transfer the Subsequent Receivables and the Subsequent Other Conveyed Property to the Purchaser pursuant to this Agreement, or the validity or enforceability of the Subsequent Receivables and the Subsequent Other Conveyed Property or to perform Seller's obligations hereunder and under the Seller's Related Documents.

                  (d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Subsequent Receivables and the Subsequent Other Conveyed Property to be sold and assigned to and deposited with the Purchaser by it and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller's Related Documents have been duly authorized by the Seller by all necessary corporate action.

                  (e) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Subsequent Receivables and the Subsequent Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Seller's Related Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.


                  (f) No Violation. The consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                  (g) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

                  (h) Chief Executive Office. The chief executive office of the Seller is at Four Horsham Business Center, 300 Welsh Road, Building Four, Horsham, PA 19044.

                  (i) Principal Balance. The aggregate Principal Balance of the Subsequent Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Purchaser pursuant to this Agreement as of the Subsequent Cutoff Date is $____________________.

                  (j) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

                  (k) Approvals. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby or will be taken or obtained on or prior to the Closing Date.


                  5. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller as of the date of this Agreement and as of the Subsequent Transfer Date that:

                             Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                             Due Qualification. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Receivables or the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Purchaser's Related Documents.

                             Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action.

                             No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

                             Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

                             No Violation. The execution, delivery and
         performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Sale and Servicing Agreement and the Spread Account Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency,
         or  other  governmental   instrumentality   having   jurisdiction  over
         Purchaser or any of its properties.

                             No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or the transfer of the Receivables and the Other Conveyed Property to the Issuer pursuant to the Sale and Servicing Agreement.

                  In the event of any breach of a representation and warranty made by Purchaser hereunder, Seller covenants and agrees that it will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all Notes, Certificates, pass-through certificates or other similar securities issued by Purchaser, or a trust or similar vehicle formed by Purchaser, have been paid in full. Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser, Issuer or by the Trustee on behalf of the Noteholders and Owner Trustee on behalf of the Certificateholders.

                  6. Conditions Precedent. The obligation of the Purchaser to acquire the Subsequent Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 4 of this Agreement and in Section 3.1 of the Purchase Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                  (c) Additional Information. The Seller shall have delivered to the Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.1 of the Purchase Agreement and (ii) the satisfaction of the conditions set forth in this Section.

                  7. Ratification of Agreement. As supplemented by this Agreement, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                  8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

                  9. Conveyance of the Receivables and the Other Conveyed Property to the Issuer. Seller acknowledges that Purchaser intends, pursuant to the Sale and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its rights under this Agreement, to the Issuer on the Subsequent Transfer Date. Seller acknowledges and consents to such conveyance and pledge and waives any further notice thereof and covenants and agrees that the representations and warranties of Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Security Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders. In furtherance of the foregoing, Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Insurer, the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders and that, notwithstanding anything to the contrary in this Agreement, Seller shall be directly liable to the Issuer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders (notwithstanding any failure by the Servicer, the Backup Servicer or the Purchaser to perform their respective duties and obligations hereunder or under

Related Documents) and that the Trust Collateral Agent may enforce the duties and obligations of Seller under this Agreement against Seller for the benefit of the Insurer, the Owner Trustee, the Trust Collateral Agent, the Noteholders and the Certificateholders.

                  10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Subsequent Purchase Agreement to be duly executed and delivered by their respective duly authorized officers as of day and the year first above written.

                                         ADVANTA AUTO FINANCE CORPORATION

                                           as Seller

                                         By: ___________________________
                                              Name:
                                              Title:

                                         ADVANTA AUTO RECEIVABLES CORP. I

                                           as Purchaser

                                         By: ___________________________
                                              Name:
                                              Title:

Acknowledged and Accepted:

Bankers Trust Company
not in its individual
capacity but solely as
Trust Collateral Agent

By: ________________________________
     Name:
     Title: